Exhibit 99.1

press release

Paylocity Announces Fourth Quarter and Full Fiscal Year 2020 Financial Results

•	Q4 2020 Recurring & Other Revenue of $129.3 million, up 13% year-over-year

•	Q4 2020 Total Revenue of $130.6 million, up 8% year-over-year

•	FY 2020 Recurring & Other Revenue of $546.2 million, up 22% year-over-year

•	FY 2020 Total Revenue of $561.3 million, up 20% year-over-year

SCHAUMBURG, IL. – August 6, 2020 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of cloud-based HR and payroll software solutions, today announced financial results for the fourth quarter and full fiscal year 2020, which ended June 30, 2020.

“We had a solid fiscal 2020, which included 22% recurring and other revenue growth and a very strong year for our sales team, despite the impact COVID-19 had on macro-economic conditions in the fourth quarter,” said Steve Beauchamp, Chief Executive Officer of Paylocity. “I’m proud of the dedication our employees showed in helping our clients navigate through a very uncertain time, coupled with a rapidly changing legislation landscape. We continue to see our commitment to product development pay dividends, with usage of our Learning Management and Community products up significantly during the fourth quarter. We also recently released a number of new product features and resources to help prospects and clients rethink how they recruit, rehire and engage their workforce in this new environment.”

Key Recent Achievements

•	FY 2020 Recurring & Other Revenue of $546.2 million, up 22% year-over-year

•	FY 2020 Total Revenue of $561.3 million, up 20% year-over-year

•	FY 2020 GAAP net income of $64.5 million and $1.15 per diluted share

•	FY 2020 Adjusted EBITDA, a non-GAAP measure, of $159.8 million or 28.5% of revenue

•	Ending FY 2020 cash, cash equivalents and invested corporate cash balance of $288.0 million

•	Acquisition of VidGrid, a leading video platform provider that enables peer-to-peer video learning courses, completed in April 2020

Fourth Quarter Fiscal 2020 Financial Highlights

Revenue:

•	Total revenue was $130.6 million, an increase of 8% from the fourth quarter of fiscal year 2019.

•	Recurring & other revenue was $129.3 million, representing 99% of total revenue and an increase of 13% from the fourth quarter of fiscal year 2019 recurring & other revenue.

Operating Income:

•	GAAP operating income was $6.3 million and Non-GAAP operating income was $21.4 million in the fourth quarter of fiscal year 2020.

Net Income:

•	GAAP net income was $5.0 million or $0.09 per share for the three months ended June 30, 2020 based on 56.0 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $30.8 million in the fourth quarter of fiscal year 2020.

Fiscal Year 2020 Financial Highlights

Revenue:

•	Total revenue was $561.3 million, an increase of 20% from fiscal year 2019.

•	Recurring & other revenue was $546.2 million, representing 97% of total revenue and an increase of 22% from fiscal year 2019 recurring & other revenue.

Operating Income:

•	GAAP operating income was $66.2 million and non-GAAP operating income was $122.7 million in fiscal year 2020.

Net Income:

•	GAAP net income was $64.5 million or $1.15 per share for fiscal year 2020, based on 55.8 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $159.8 million for fiscal year 2020.

Balance Sheet and Cash Flow:

•	Cash, cash equivalents and invested corporate cash totaled $288.0 million at the end of the year.

•	$100 million outstanding at the end of the year under our credit facility.

•	Cash flow from operations for fiscal year 2020 was $112.7 million compared to $115.0 million for fiscal year 2019.

•	Free cash flow, a non-GAAP measure, was $70.4 million or 12.5% of revenue for fiscal year 2020.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of August 6, 2020, Paylocity is issuing guidance for the first quarter of fiscal year 2021 as indicated below.

First Quarter 2021:

•	Total revenue is expected to be in the range of $131.5 million to $135.5 million, which represents 4% - 7% growth over fiscal 2020 first quarter revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $18.5 million to $21.5 million.

We are unable to reconcile forward-looking non-GAAP Adjusted EBITDA to its directly comparable GAAP financial measure because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Conference Call Details

Paylocity will host a conference call to discuss its fourth quarter and fiscal year 2020 results at 4:30 p.m. Central Time today (5:30 Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 3247749. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity is a leading provider of cloud-based HR and payroll software solutions headquartered in Schaumburg, IL. Founded in 1997 and publicly traded since 2014, Paylocity offers an intuitive, easy-to-use product suite that helps businesses tackle today’s challenges while moving them toward the promise of tomorrow. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help people achieve their best through automation, data-driven insights, and engagement. For more information, visit www.paylocity.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and other items as described later in this release. Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and amortization of capitalized internal-use software costs. Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release, including the income tax effect on these items, the valuation allowance release, excess tax benefit related to employee stock-based compensation payments and the impact of tax reform. Non-GAAP total research and development is adjusted for capitalized internal-use software costs and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and acquisition-related costs. Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs, purchase of property and equipment and lease allowances used for tenant improvements. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to the ongoing impact of the novel coronavirus disease (“COVID-19”) on the U.S. economy, including reductions in interest rates, business disruptions, reductions in employment and an increase in business failures that have occurred or may occur in the future; the continuing impact of COVID-19 on Paylocity’s employees and clients and Paylocity’s ability to provide services to its clients and respond to their needs; Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products and retain subscriptions for its existing products to its new and existing clients; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; difficulties in forecasting Paylocity’s tax position; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets, including the potential repeal or replacement of the Affordable Care Act; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; the risk that Paylocity’s security measures are compromised or the unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-Q filed with the SEC on May 8, 2020. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events, including events relating to the COVID-19 pandemic and its severity, duration and ultimate impact, may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Consolidated Balance Sheets

(in thousands, except per share data)

	As of June 30,
	2019	2020
Assets
Current assets:
Cash and cash equivalents	$132,476	$250,851
Corporate investments	29,314	34,556
Accounts receivable, net	4,358	4,923
Deferred contract costs	21,677	32,332
Prepaid expenses and other	13,895	13,188
Total current assets before funds held for clients	201,720	335,850
Funds held for clients	1,394,469	1,327,304
Total current assets	1,596,189	1,663,154
Capitalized internal-use software, net	27,486	36,501
Property and equipment, net	70,056	66,737
Operating lease right-of-use assets	—	48,658
Intangible assets, net	10,751	13,360
Goodwill	9,590	21,655
Long-term deferred contract costs	81,422	125,711
Long-term prepaid expenses and other	1,975	4,917
Deferred income tax assets	6,472	4,955
Total assets	$1,803,941	$1,985,648

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,954	$1,755
Accrued expenses	57,625	79,881
Total current liabilities before client fund obligations	61,579	81,636
Client fund obligations	1,394,469	1,327,304
Total current liabilities	1,456,048	1,408,940
Long-term debt	—	100,000
Deferred rent	31,263	—
Long-term operating lease liabilities	—	73,299
Other long-term liabilities	1,723	1,747
Deferred income tax liabilities	6,943	8,754
Total liabilities	$1,495,977	$1,592,740
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2019 and June 30, 2020	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2019 and June 30, 2020; 53,075 shares issued and outstanding at June 30, 2019 and 53,792 shares issued and outstanding at June 30, 2020	53	54
Additional paid-in capital	207,982	227,907
Retained earnings	99,817	164,272
Accumulated other comprehensive income	112	675
Total stockholders’ equity	$307,964	$392,908
Total liabilities and stockholders’ equity	$1,803,941	$1,985,648

PAYLOCITY HOLDING CORPORATION

Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	For the Three Months Ended June 30,		For the Years Ended June 30,
	2019	2020	2019	2020
Revenues:
Recurring and other revenue	$114,656	$129,264	$447,752	$546,212
Interest income on funds held for clients	5,717	1,325	19,881	15,117
Total revenues	120,373	130,589	467,633	561,329
Cost of revenues	40,094	45,875	153,851	182,010
Gross profit	80,279	84,714	313,782	379,319
Operating expenses:
Sales and marketing	31,912	33,083	112,599	145,134
Research and development	13,443	17,350	50,329	62,766
General and administrative	25,715	27,965	94,630	105,248
Total operating expenses	71,070	78,398	257,558	313,148
Operating income	9,209	6,316	56,224	66,171
Other income	667	(247)	1,822	947
Income before income taxes	9,876	6,069	58,046	67,118
Income tax expense (benefit)	(365)	1,119	4,223	2,663

Net income	$10,241	$4,950	$53,823	$64,455

Other comprehensive income, net of tax
Unrealized gains on securities, net of tax	90	777	251	563
Total other comprehensive income, net of tax	90	777	251	563
Comprehensive income	$10,331	$5,727	$54,074	$65,018

Net income per share:
Basic	$0.19	$0.09	$1.02	$1.20
Diluted	$0.18	$0.09	$0.97	$1.15

Weighted-average shares used in computing net income per share:
Basic	53,017	53,731	52,914	53,547
Diluted	55,692	55,970	55,414	55,807

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises are included in the above line items:

	For the Three Months Ended June 30,		For the Years Ended June 30,
	2019	2020	2019	2020
Cost of revenues	$1,360	$1,605	$5,544	$6,217
Sales and marketing	2,208	3,215	8,059	14,494
Research and development	1,364	2,299	5,844	7,855
General and administrative	5,286	6,374	21,567	21,798
Total	$10,218	$13,493	$41,014	$50,364

PAYLOCITY HOLDING CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	For the Years Ended June 30,
	2018	2019	2020
Cash flows from operating activities:
Net income	$38,598	$53,823	$64,455
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	30,354	38,765	47,493
Depreciation and amortization expense	30,202	34,564	37,913
Deferred income tax expense (benefit)	(21,870)	4,134	2,754
Provision for doubtful accounts	296	283	309
Net accretion of discounts and amortization of premiums on available-for-sale securities	(443)	(2,230)	(1,836)
Net realized losses on sales of available-for-sale securities	2	—	—
Amortization of debt issuance costs	—	—	154
Loss on disposal of equipment	227	454	395
Changes in operating assets and liabilities:
Accounts receivable	(1,494)	(1,188)	(732)
Deferred contract costs	—	(34,992)	(54,944)
Prepaid expenses and other	(2,141)	389	(196)
Accounts payable	740	(75)	(806)
Accrued expenses and other	11,641	13,625	17,696
Tenant improvement allowance	11,754	7,480	—
Net cash provided by operating activities	97,866	115,032	112,655
Cash flows from investing activities:
Purchases of available-for-sale securities and other	(196,597)	(250,685)	(400,343)
Proceeds from sales and maturities of available-for-sale securities	73,044	246,243	410,593
Capitalized internal-use software costs	(15,638)	(20,142)	(25,715)
Purchases of property and equipment	(21,676)	(11,280)	(16,578)
Lease allowances used for tenant improvements	(11,754)	(7,480)	—
Acquisition of business, net of cash acquired	(6,658)	—	(16,714)
Net cash used in investing activities	(179,279)	(43,344)	(48,757)
Cash flows from financing activities:
Net change in client fund obligations	281,467	168,855	(67,165)
Borrowings under credit facility	—	—	100,000
Payment of contingent consideration	—	(1,000)	—
Repurchases of common shares	—	(34,991)	—
Proceeds from exercise of stock options	—	85	—
Proceeds from employee stock purchase plan	4,304	5,982	8,901
Taxes paid related to net share settlement of equity awards	(10,554)	(24,207)	(38,943)
Payment of debt issuance costs	—	—	(701)
Net cash provided by financing activities	275,217	114,724	2,092
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	193,804	186,412	65,990
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of year	1,045,927	1,239,731	1,426,143
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of year	$1,239,731	$1,426,143	$1,492,133
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Build-out allowances received from landlords	$1,956	$1,264	$—
Purchase of property and equipment and internal-use software, accrued but not paid	$659	$4,260	$164
Liabilities assumed for acquisition	$—	$—	$674
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$—	$—	$438
Cash paid (refunds received) for income taxes	$(53)	$412	$84
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Consolidated Balance Sheets
Cash and cash equivalents	$137,193	$132,476	$250,851
Funds held for clients' cash and cash equivalents	1,102,538	1,293,667	1,241,282
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$1,239,731	$1,426,143	$1,492,133

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation from gross profit to adjusted gross profit:
Gross profit	$80,279	$84,714	$313,782	$379,319
Amortization of capitalized internal-use software costs	4,067	5,188	16,921	19,261
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,360	1,605	5,544	6,217
Adjusted gross profit	$85,706	$91,507	$336,247	$404,797

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation from operating income to non-GAAP operating income:
Operating income	$9,209	$6,316	$56,224	$66,171
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	10,218	13,493	41,014	50,364
Other items (1)	1,417	738	1,417	3,685
Amortization of acquired intangibles	563	835	2,251	2,523
Non-GAAP operating income	$21,407	$21,382	$100,906	$122,743

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation from net income to non-GAAP net income:
Net income	$10,241	$4,950	$53,823	$64,455
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	10,218	13,493	41,014	50,364
Amortization of acquired intangibles	563	835	2,251	2,523
Other items (1)	1,417	738	1,417	3,685
Income tax effect on adjustments (2)	(3,385)	(2,223)	(22,158)	(16,389)
Non-GAAP net income	$19,054	$17,793	$76,347	$104,638

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Calculation of non-GAAP net income per share:
Non-GAAP net income	$19,054	$17,793	$76,347	$104,638
Diluted weighted-average number of common shares	55,692	55,970	55,414	55,807
Non-GAAP net income per share	$0.34	$0.32	$1.38	$1.87

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation from net income to Adjusted EBITDA:
Net income	$10,241	$4,950	$53,823	$64,455
Interest expense	-	405	-	695
Income tax expense (benefit)	(365)	1,119	4,223	2,663
Depreciation and amortization expense	9,351	10,081	34,564	37,913
EBITDA	19,227	16,555	92,610	105,726
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	10,218	13,493	41,014	50,364
Other items (3)	423	738	423	3,685
Adjusted EBITDA	$29,868	$30,786	$134,047	$159,775

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation of non-GAAP Sales and Marketing:
Sales and Marketing	$31,912	$33,083	$112,599	$145,134
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	2,208	3,215	8,059	14,494
Non-GAAP Sales and Marketing	$29,704	$29,868	$104,540	$130,640

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation of non-GAAP Total Research and Development:
Research and Development	$13,443	$17,350	$50,329	$62,766
Capitalized internal-use software costs	5,436	6,502	20,142	25,715
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,364	2,299	5,844	7,855
Acquisition-related costs (4)	-	228	-	228
Non-GAAP Total Research and Development	$17,515	$21,325	$64,627	$80,398

	Three months Ended June 30,		For the year Ended June 30,
	2019	2020	2019	2020
Reconciliation of non-GAAP General and Administrative:
General and Administrative	$25,715	$27,965	$94,630	$105,248
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	5,286	6,374	21,567	21,798
Amortization of acquired intangibles	563	835	2,251	2,523
Other items (1)	1,417	510	1,417	3,457
Non-GAAP General and Administrative	$18,449	$20,246	$69,395	$77,470

	For the year Ended June 30,
	2019	2020
Reconciliation of Free Cash Flow:
Net cash provided by operating activities	$115,032	$112,655
Capitalized internal-use software costs	(20,142)	(25,715)
Purchases of property and equipment	(11,280)	(16,578)
Lease allowances used for tenant improvements	(7,480)	-
Free Cash Flow	$76,130	$70,362

(1)         Represents nonrecurring costs including lease exit and acquisition-related costs and the settlement of a certain legal matter and related litigation costs during the year ended June 30, 2020 and lease exit costs and accelerated depreciation expense during the year ended June 30, 2019.

(2)          Income tax effect on adjustments: Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, excess deductible federal and state tax windfall on stock-based compensation, and amortization of acquired intangibles and other items.

(3)         Represents nonrecurring costs including lease exit and acquisition-related costs and settlement of a certain legal matter and related litigation costs during the year ended June 30, 2020 and lease exit costs incurred during June 30, 2019.

(4)         Acquisition-related costs recorded in Research and Development.